SCHEDULE II
Lender Commitments

	Revolver	Revolving %	TLB	TLB %	Total

Arranger
Wachovia Bank, National Association	$17,000,000.00	12.59259259%	303,000,000.00	86.57142857%	$320,000,000.00

Agents
The Bank of Nova Scotia	15,000,000.00	11.11111111%	20,000,000.00	5.71428571%	$35,000,000.00
Branch Banking and Trust Co.	15,000,000.00	11.11111111%	10,000,000.00	2.85714286%	$25,000,000.00
Comerica Bank-California	15,000,000.00	11.11111111%	—		$15,000,000.00
Toronto Dominion (New York), Inc.	15,000,000.00	11.11111111%			$15,000,000.00

Sub-total	$60,000,000.00		30,000,000.00		$90,000,000.00

Pro-rata Lenders
BNP Paribas	15,000,000.00	11.11111111%	—		$15,000,000.00
Mizuho Corporate Bank, Ltd.	10,000,000.00	7.40740741%	—		$10,000,000.00
General Electric Capital Corporation	10,000,000.00	7.40740741%	10,000,000.00	2.85714286%	$20,000,000.00
Orix Financial Services, Inc.	8,000,000.00	5.92592593%	2,000,000.00	0.57142857%	$10,000,000.00
SunTrust Bank	15,000,000.00	11.11111111%	5,000,000.00	1.42857143%	$20,000,000.00

Sub-total	$58,000,000.00		17,000,000.00		$75,000,000.00

Grand Total	$135,000,000.0	100.00000000%	$350,000,000.0	100.00000000%	$485,000,000.0

SCHEDULE II

Addresses for Notices

Party	Address for Notices	Domestic Lending Office	Eurodollar Lending Office
Wachovia Bank, National Association

Wachovia Bank, National Association
201 South College Street CP-23
Charlotte, NC 28288
Attn:  Syndication Agency Services
Telephone:   704 383-7553
Telecopier:  704 374-2703

with a copy to:

Wachovia Bank, National Association
 301 South College Street, DC-5
Charlotte, NC 28288‑0760
 Attn:  Scott Santa Cruz
Telephone:  704 383-1988
Telecopier:  704 374-4793

		Wachovia Bank, National Association 201 South College Street CP-23 Charlotte, NC 28288 Attn: Syndication Agency Services Telephone: 704 383-7553 Telecopier: 704 374-2703	Wachovia Bank, National Association 201 South College Street CP-23 Charlotte, NC 28288 Attn: Syndication Agency Services Telephone: 704 383-7553 Telecopier: 704 374-2703
The Bank of Nova Scotia	The Bank of Nova Scotia 580 California Street Suite 2100 San Francisco, CA 94104 Attn: Ed Kofman Telephone: 415-616-4152 Telecopier: 415-397-0791	The Bank of Nova Scotia 600 Peachtree Street, N.E. Suite 2700 Atlanta, GA 30308 Attn: Arnetta Poindexter Telephone: 404-877-1574 Telecopier: 404-888-8998	The Bank of Nova Scotia 600 Peachtree Street, N.E. Suite 2700 Atlanta, GA 30308 Attn: Arnetta Poindexter Telephone: 404-877-1574 Telecopier: 404-888-8998
Branch Banking and Trust Company	Branch Banking and Trust Company 110 South Stratford Road, Suite 301 Winston-Salem, NC 27104 Attn: Cory Boyte Telephone: 336-733-3259 Telecopier: 336-733-3254	Branch Banking and Trust Company 110 South Stratford Road, Suite 301 Winston-Salem, NC 27104 Attn: Liz Holder Telephone: 336-733-3248 Telecopier: 336-733-3254	Branch Banking and Trust Company 110 South Stratford Road, Suite 301 Winston-Salem, NC 27104 Attn: Liz Holder Telephone: 336-733-3248 Telecopier: 336-733-3254
Comerica Bank-California	Comerica Bank-California 11512 El Camino Real Suite 350 San Diego, CA 92130 Attention: Steve Stuckey Telephone: 858-509-3430 Telecopier: 858-509-2365	Comerica Bank-California 11512 El Camino Real Suite 350 San Diego, CA 92130 Attention: Steven Cashiola Telephone: 858-509-3436 Telecopier: 858-509-2365	Comerica Bank-California 11512 El Camino Real Suite 350 San Diego, CA 92130 Attention: Steven Cashiola Telephone: 858-509-3436 Telecopier: 858-509-2365
Toronto Dominion (New York), Inc.	Toronto Dominion (New York), Inc. 31 West 5nd Street New York, NY 10019 Attn: Radhika Singhal Telephone: 212-827-7764 Telecopier: 212-827-7245	Toronto Dominion (New York), Inc. 909 Fannin Street, 17th Floor Houston, TX 77010 Attn: Alva J. Jones Telephone: 713-653-8261 Telecopier: 713-951-9921	Toronto Dominion (New York), Inc. 909 Fannin Street, 17th Floor Houston, TX 77010 Attn: Alva J. Jones Telephone: 713-653-8261 Telecopier: 713-951-9921
BNP Paribas	BNP Paribas 180 Montgomery Street 3rd Floor San Francisco, CA 94104 Attn: David W. Low Telephone: 415-772-1332 Telecopier: 415-296-8954	BNP Paribas 180 Montgomery Street 3rd Floor San Francisco, CA 94104 Attn: Donald A. Hart Telephone: 415-772-1370 Telecopier: 415-989-9041	BNP Paribas 180 Montgomery Street 3rd Floor San Francisco, CA 94104 Attn: Donald A. Hart Telephone: 415-772-1370 Telecopier: 415-989-9041
Mizuho Corporate Bank, Ltd.	Mizuho Corporate Bank, Ltd. 1251 Avenue of the Americas 32nd Floor New York, NY 10020 Attn: Dan Baginski Telephone: 212-282-4983 Telecopier: 212-282-9705	Mizuho Corporate Bank, Ltd. 1251 Avenue of the Americas 32nd Floor New York, NY 10020 Attn: Dan Baginski Telephone: 212-282-4983 Telecopier: 212-282-9705	Mizuho Corporate Bank, Ltd. 1251 Avenue of the Americas 32nd Floor New York, NY 10020 Attn: Dan Baginski Telephone: 212-282-4983 Telecopier: 212-282-9705
General Electric Capital Corporation	General Electric Capital Corporation 60 Long Ridge Road Stamford, CT 06927-5100 Attn: Hittie Chao Telephone: 203-357-3066 Telecopier: 203-316-7978	General Electric Capital Corporation 201 High Ridge Road Stamford, CT 06927-5100 Attn: Krista Maglio Telephone: 203-585-6025 Telecopier: 203-602-8344	General Electric Capital Corporation 201 High Ridge Road Stamford, CT 06927-5100 Attn: Krista Maglio Telephone: 203-585-6025 Telecopier: 203-602-8344
Orix Financial Services, Inc.	Orix Financial Services, Inc. 846 E. Algonquin Road Suite A100 Schaumburg, IL 60173 Attn: Lisa Nowakowski Telephone: 847-303-6164 Telecopier: 847-397-7845	Orix Financial Services, Inc. 846 E. Algonquin Road Suite A100 Schaumburg, IL 60173 Attn: Liz Altman Telephone: 847-303-6185 Telecopier: 847-397-7845	Orix Financial Services, Inc. 846 E. Algonquin Road Suite A100 Schaumburg, IL 60173 Attn: Liz Altman Telephone: 847-303-6185 Telecopier: 847-397-7845
SunTrust Bank	SunTrust Bank 303 Peachtree Street NE 10th Floor Atlanta, GA 30308 Attn: William Humphries Telephone: 404-724-3931 Telecopier: 404-588-8505	SunTrust Bank 303 Peachtree Street NE 10th Floor Atlanta, GA 30308 Attn: David Bramlett Telephone: 404-588-8341 Telecopier: 404-575-2730	SunTrust Bank 303 Peachtree Street NE 10th Floor Atlanta, GA 30308 Attn: David Bramlett Telephone: 404-588-8341 Telecopier: 404-575-2730